EXHIBIT 24

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007
/s/ Frederick A. Ball
Signature

Frederick A. Ball

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007
/s/ Richard J. Faubert
Signature

Richard J. Faubert

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007
/s/ Barry L. Harmon
Signature

Barry L. Harmon

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007
/s/ W. Arthur Porter
Signature

W. Arthur Porter

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007

/s/ Gerald F. Taylor
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007

/s/ Keith L. Thomson
Signature

Keith L. Thomson

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007

/s/ Jon. D. Tompkins
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007

/s/ Robert R. Walker
Signature

Robert R. Walker

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 27, 2007

/s/ Nicholas Konidaris
Signature

Nicholas Konidaris

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS and JOHN METCALF his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 26, 2007

/s/ Kerry Mustoe
Signature

Kerry Mustoe

POWER OF ATTORNEY

(Employee Stock Option and Restricted Stock Unit Agreements)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of an aggregate 158,000 shares of Electro Scientific Industries, Inc. Common Stock issuable pursuant to the stock option agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and pursuant to restricted stock unit agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: July 27, 2007

/s/ John Metcalf
Signature

John Metcalf